Filed Pursuant to Rule 497(d)


                 INVESCO UNIT TRUSTS, TAXABLE INCOME SERIES 604

              Investment Grade Corporate Trust, 3-7 Year Series 28



              Supplement to the Prospectus dated November 21, 2017

   Notwithstanding anything to the contrary in the Prospectus, Underwriters of at least 2,000 Units (other than the Sponsor) may sell Units of the Trust acquired from the Sponsor to other Underwriters at a public offering price equal to the Redemption Price per Unit. Such Underwriters may resell those Units at the Public Offering Price per Unit.

Supplement Dated:  February 2, 2018